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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




     As independent public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-83961, 333-83959, 333-86989 and 333-92389 on Form S-8.




                                               Arthur Andersen LLP



Dallas, Texas
   March 24, 2000